UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : April 25, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated December 1, 2002 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2002-D)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-04                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2002-D pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2002, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On April 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on April 25, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2002-D
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JPMorgan Chase Bank,
                                 not in its individual capacity but solely as Trustee under the
                                 Agreement referred to herein




Date:  April 28, 2003     By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         April 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  April 25, 2003




                                       Centex Home Equity Loan Trust 2002-D
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               April 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1        69,000,000.00     62,379,304.61   2,541,713.03     126,318.09   2,668,031.12      0.00     0.00       59,837,591.58
AF_2        18,500,000.00     18,500,000.00           0.00      47,175.00      47,175.00      0.00     0.00       18,500,000.00
AF_3        38,000,000.00     38,000,000.00           0.00     117,483.33     117,483.33      0.00     0.00       38,000,000.00
AF_4        60,100,000.00     60,100,000.00           0.00     235,892.50     235,892.50      0.00     0.00       60,100,000.00
AF_5         4,830,000.00      4,830,000.00           0.00      20,326.25      20,326.25      0.00     0.00        4,830,000.00
AF_6        21,160,000.00     21,160,000.00           0.00      82,171.33      82,171.33      0.00     0.00       21,160,000.00
AV         286,410,000.00    277,813,830.14   5,295,160.67     417,453.87   5,712,614.54      0.00     0.00      272,518,669.47
M_1         45,000,000.00     45,000,000.00           0.00      92,031.25      92,031.25      0.00     0.00       45,000,000.00
M_2         36,000,000.00     36,000,000.00           0.00     104,005.00     104,005.00      0.00     0.00       36,000,000.00
B           21,000,000.00     21,000,000.00           0.00      86,890.42      86,890.42      0.00     0.00       21,000,000.00
R_1                  0.00              0.00           0.00           0.00           0.00      0.00     0.00                0.00
TOTALS     600,000,000.00    584,783,134.75   7,836,873.70   1,329,747.04   9,166,620.74      0.00     0.00      576,946,261.05

AIO_I       82,656,000.00     66,000,000.00           0.00     275,000.00     275,000.00      0.00     0.00       66,000,000.00
AIO_II     106,380,000.00     84,000,000.00           0.00     280,000.00     280,000.00      0.00     0.00       84,000,000.00
X_IO               452.49    584,783,134.69           0.00   2,361,696.40   2,361,696.40      0.00     0.00      576,946,260.99
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     152314FW5    904.04789290   36.83642072       1.83069696     38.66711768      867.21147217        AF_1          2.430000 %
AF_2     152314FX3  1,000.00000000    0.00000000       2.55000000      2.55000000    1,000.00000000        AF_2          3.060000 %
AF_3     152314FY1  1,000.00000000    0.00000000       3.09166658      3.09166658    1,000.00000000        AF_3          3.710000 %
AF_4     152314FZ8  1,000.00000000    0.00000000       3.92500000      3.92500000    1,000.00000000        AF_4          4.710000 %
AF_5     152314GA2  1,000.00000000    0.00000000       4.20833333      4.20833333    1,000.00000000        AF_5          5.050000 %
AF_6     152314GB0  1,000.00000000    0.00000000       3.88333318      3.88333318    1,000.00000000        AF_6          4.660000 %
AV       152314GC8    969.98648839   18.48804396       1.45753944     19.94558339      951.49844443        AV            1.745000 %
M_1      152314GD6  1,000.00000000    0.00000000       2.04513889      2.04513889    1,000.00000000        M_1           2.375000 %
M_2      152314GE4  1,000.00000000    0.00000000       2.88902778      2.88902778    1,000.00000000        M_2           3.355000 %
B        152314GF1  1,000.00000000    0.00000000       4.13763905      4.13763905    1,000.00000000        B             4.805000 %
TOTALS                974.63855792   13.06145617       2.21624507     15.27770123      961.57710175

AIO_I    N/A          798.49012776    0.00000000       3.32704220      3.32704220      798.49012776        AIO_I         5.000000 %
AIO_II   N/A          789.62210942    0.00000000       2.63207370      2.63207370      789.62210942        AIO_II        4.000000 %
X_IO     N/A               ##         0.00000000             ##              ##                ##          X_IO          0.000000 %
------------------------------------------------------------------------------------------------  --------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                                 4 New York Plaza, 6th floor
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -5-

                                       Centex Home Equity Loan Trust 2002-D
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               April 25, 2003
                                           --------------------------

Sec. 7.09(ii)                  Distributions Allocable to Principal
                               Group I
                               Scheduled Monthly Payments                                                                272,300.65
                               Curtailments                                                                              131,407.98
                               Prepayments in Full                                                                     2,138,004.40
                               Loans Repurchased by Seller                                                                     0.00
                               Substitution Amounts                                                                            0.00
                               Net Liquidation Proceeds                                                                        0.00

                               Group II
                               Scheduled Monthly Payments                                                                236,133.05
                               Curtailments                                                                              115,104.21
                               Prepayments in Full                                                                     4,943,923.41
                               Loans Repurchased by Seller                                                                     0.00
                               Substitution Amounts                                                                            0.00
                               Net Liquidation Proceeds                                                                        0.00

                               Subordination Increase Amount                                                                   0.00
                               Excess Overcollateralization Amount                                                             0.00

Sec. 7.09(iv)                  Class Interest Carryover Shortfall
                               Class AF-1                                                                                      0.00
                               Class AF-2                                                                                      0.00
                               Class AF-3                                                                                      0.00
                               Class AF-4                                                                                      0.00
                               Class AF-5                                                                                      0.00
                               Class AF-6                                                                                      0.00
                               Class AV                                                                                        0.00
                               Class M-1                                                                                       0.00
                               Class M-2                                                                                       0.00
                               Class B                                                                                         0.00

Sec. 7.09(v)                   Class Principal Carryover Shortfall
                               Subordinate Certificates
                               Class M-1                                                                                       0.00
                               Class M-2                                                                                       0.00
                               Class B                                                                                         0.00

Sec. 7.09(vi)                  Aggregate Loan Balance of Each Group
                               Group I Beginning Aggregate Loan Balance                                              204,969,304.61
                               Group I Ending Aggregate Loan Balance                                                 202,427,591.58

                               Group II Beginning Aggregate Loan Balance                                             379,813,830.08
                               Group II Ending Aggregate Loan Balance                                                374,518,669.41


Sec. 7.09(vii)                 Overcollateralization
                               Total Overcollateralization Amount                                                              0.00
                               Total Required Overcollateralization Amount                                                     0.00

Sec. 7.09(viii)                Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)                  Substitution Amounts
                               Group I                                                                                         0.00
                               Group II                                                                                        0.00

Sec. 7.09(ix)                  Loan Purchase Price Amounts
                               Group I                                                                                         0.00
                               Group II                                                                                        0.00

Sec. 7.09(x)                   Weighted Average Net Coupon Rate
                               Group I                                                                                     8.9738 %
                               Group II                                                                                    8.5736 %

Sec. 7.09(xi)                  Monthly Remittance Amount
                               Group I                                                                                 4,075,007.69
                               Group II                                                                                8,009,299.26

Sec. 7.09(xiii)                Weighted Average Gross Margin - Group II Loans                                              8.6895 %

Sec. 7.09(xiv)                 Largest Loan Balance
                               Group I                                                                                   597,648.74
                               Group II                                                                                  763,895.50

Sec. 7.09(xv)                  Basic Principal Amount
                               Group I                                                                                 2,541,713.03
                               Group II                                                                                5,295,160.67

Sec. 7.09(xvi)                 Net Wac Cap Carryover Paid
                               Group I                                                                                         0.00
                               Group II                                                                                        0.00

Sec. 7.09(xvi)                 Remaining Net Wac Cap Carryover
                               Group I                                                                                         0.00
                               Group II                                                                                        0.00
                               Subordinate                                                                                     0.00

Sec. 7.09(xviii)               Net Wac Cap
                               Group I Net WAC Cap                                                                           7.36 %
                               Group II Net WAC Cap                                                                          7.44 %
                               Subordinate Net WAC Cap                                                                       7.44 %

Sec. 7.09(xix)                 Applied Realized Loss Amounts
                               Subordinate Certificates
                               Class M-1                                                                                       0.00
                               Class M-2                                                                                       0.00
                               Class B                                                                                         0.00

Sec. 7.09(xx)                  Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)                Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                      Group 1
                                                                                Principal
                                      Period                Number                Balance              Percentage
                                     30-59 days                     38             1,788,258.03                  0.88 %
                                     60-89 days                     17               753,219.92                  0.37 %
                                     90+days                         9               906,630.09                  0.45 %
                                     Total                      64                 3,448,108.04                  1.70 %
                                      Group 2
                                                                                Principal
                                      Period                Number                Balance              Percentage
                                     30-59 days                     45             3,825,937.93                  1.02 %
                                     60-89 days                     19             1,765,675.19                  0.47 %
                                     90+days                        12               961,023.66                  0.26 %
                                      Total                         76             6,552,636.78                  1.75 %

                                      Group Totals
                                                                                Principal
                                      Period                Number                Balance              Percentage
                                     30-59 days                     83             5,614,195.96                  0.97 %
                                     60-89 days                     36             2,518,895.11                  0.44 %
                                     90+days                        21             1,867,653.75                  0.32 %
                                      Total                        140            10,000,744.82                  1.73 %

Sec. 7.09(b)(ii)               Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                                      Group 1
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                5              182,822.77                  0.09 %
                                                      Group 2
                                                                           Principal
                                                      Number               Balance                Percentage
                                                               13            1,040,948.78                  0.28 %
                                                     Group Totals
                                                                           Principal
                                                      Number               Balance                Percentage
                                                               18            1,223,771.55                  0.21 %

Sec. 7.09(b)(iii)              Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                      Group 1
                                                                           Principal
                                                      Number               Balance                Percentage
                                                               12              689,593.03                  0.34 %
                                                      Group 2
                                                                           Principal
                                                      Number               Balance                Percentage
                                                               19            1,804,504.85                  0.48 %
                                                     Group Totals
                                                                           Principal
                                                      Number               Balance                Percentage
                                                               31            2,494,097.88                  0.43 %

Sec. 7.09(b)(iii)              Balloon Loans
                               Number of Balloon Loans                                                                     123.00
                               Balance of Balloon Loans                                                              8,705,048.97

Sec. 7.09(b)(iv)               Number and Aggregate Principal Amounts of REO Loans
                                                      Group 1
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                0                    0.00                  0.00 %
                                                      Group 2
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                0                    0.00                  0.00 %
                                                     Group Totals
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                0                    0.00                  0.00 %

Sec. 7.09(b)(v)                Book Value of REO Loans
                               Group I                                                                                       0.00
                               Group II                                                                                      0.00
                                                                        s
Sec. 7.09(b)(vi)               Realized Losses
                               Group I
                               Monthly Realized Losses                                                                       0.00
                               Cumulative Realized Losses                                                                    0.00
                               Group II
                               Monthly Realized Losses                                                                       0.00
                               Cumulative Realized Losses                                                                    0.00

Sec. 7.09(b)(vii)              Net Liquidation Proceeds
                               Group I                                                                                       0.00
                               Group II                                                                                      0.00

Sec. 7.09(b)(viii)             60+ Delinquency Percentage (Rolling Three Month)                                          0.7617 %

Sec. 7.09(b)(ix)               Cumulative Loss Percentage
                               Cumulative Realized Losses Since Cut-Off Date                                                 0.00
                               Aggregate Loan Balance as of the Cut-Off Date                                       600,000,452.50
                               Cumulative Loss Percentage                                                                  0.00 %

Sec. 7.09(b)(x)                Has a Trigger Event Occurred?                                                                   NO

                               1-Month LIBOR for Current Distribution Date                                              1.30500 %

